Exhibit 99.1


Name:  APPALOOSA PARTNERS INC.
Address: 26 Main Street
         Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  SEA CONTAINERS LTD.
Issuer's Trading Symbol:  SCR-A

Date of Event Requiring Statement:  May 2, 2006


By:  /s/ David A. Tepper                               May 3, 2006
     ---------------------------------------           --------------
     Name:  David A. Tepper                            Date
     Title: President



Name: APPALOOSA MANAGEMENT L.P.
Address: c/o Appaloosa Partners Inc.
         26 Main Street
         Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  SEA CONTAINERS LTD.
Issuer's Trading Symbol:  SCR-A

Date of Event Requiring Statement:  May 2, 2006

By:  APPALOOSA PARTNERS INC.,
     its General Partner

By:  /s/ David A. Tepper                               May 3, 2006
     ---------------------------------------           --------------
     Name:  David A. Tepper                            Date
     Title: President



Name: APPALOOSA INVESTMENT LIMITED PARTNERSHIP I
Address: c/o Appaloosa Partners Inc.
         26 Main Street
         Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  SEA CONTAINERS LTD.
Issuer's Trading Symbol:  SCR-A

Date of Event Requiring Statement:  May 2, 2006

By:  APPALOOSA MANAGEMENT L.P.,
     its General Partner

By:  APPALOOSA PARTNERS INC.,
     its General Partner

By:  /s/ David A. Tepper                               May 3, 2006
     ---------------------------------------           --------------
     Name:  David A. Tepper                            Date
     Title: President



Name: PALOMINO FUND LTD.
Address:  c/o Appaloosa Partners Inc.
         26 Main Street
         Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  SEA CONTAINERS LTD.
Issuer's Trading Symbol:  SCR-A

Date of Event Requiring Statement:  May 2, 2006

By:  APPALOOSA MANAGEMENT L.P.,
     its Investment Advisor

By:  APPALOOSA PARTNERS INC.,
     its General Partner

By:  /s/ David A. Tepper                               May 3, 2006
     ---------------------------------------           --------------
     Name:  David A. Tepper                            Date
     Title: President